UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 27, 2006


                         SUBURBAN PROPANE PARTNERS, L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-14222                                          22-3410353
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(Commission File Number)                       (IRS Employer Identification No.)

240 Route 10 West, Whippany, New Jersey                          07981
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (973) 887-5300
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ENTRY INTO EXCHANGE AGREEMENT


                  On July 27, 2006, the Board of Supervisors of Suburban Propane Partners, L.P. ("Suburban") unanimously approved, upon the unanimous approval and recommendation of Suburban's Audit Committee, an Exchange Agreement (the "Exchange Agreement"), which was entered into as of July 27, 2006 by and among Suburban, Suburban Propane, L.P., Suburban's operating partnership (the "Operating Partnership"), and Suburban Energy Services Group LLC, the general partner of Suburban and the Operating Partnership (the "General Partner").

                  Pursuant to the terms of the Exchange Agreement, Suburban will issue 2,300,000 of its Common Units to the General Partner (which is majority-owned by members of Suburban's senior management) in exchange for the cancellation of the General Partner's Incentive Distribution Rights, the economic interest in Suburban included in the general partner interest therein and the economic interest in the Operating Partnership included in the general partner interest therein (the "Exchange"). The Common Units to be issued in the Exchange will represent approximately 7% of the total number of Common Units to be outstanding after giving effect to the Exchange. Following consummation of the Exchange, the General Partner will remain the general partner of Suburban and the Operating Partnership but its general partner interests will have no economic interest in future cash distributions.

                  The Exchange is subject to customary closing conditions, including the affirmative vote, at the 2006 Tri-Annual Meeting of Unitholders, on the Exchange and certain amendments to Suburban's partnership agreement (the "1999 Partnership Agreement") discussed below, of (i) holders of a majority of the issued and outstanding Common Units and (ii) holders of a majority of the issued and outstanding Common Units other than the Common Units held by members of the General Partner or members of Suburban Energy Membership LLC ("LLC 2"), which holds a membership interest in the General Partner (collectively, the "General Partner Members").

ENTRY INTO DISTRIBUTION, RELEASE AND LOCKUP AGREEMENT

                  Concurrently and in connection with the execution of the Exchange Agreement, Suburban, the Operating Partnership, the General Partner, LLC 2 and certain General Partner Members entered into a Distribution, Release and Lockup Agreement, dated as of July 27, 2006 (the "Distribution Agreement"), pursuant to which the Common Units received by the General Partner in the Exchange (other than a retained interest of 784 Common Units) will be distributed to the 40 current and former members of the management of Suburban who are General Partner Members (the "Distribution"). Among them are Mark A. Alexander, the Chief Executive Officer and an Appointed Supervisor of Suburban, and Michael J. Dunn, Jr., the President and an Appointed Supervisor of Suburban, as well as certain other executive officers of Suburban. Upon consummation of the Distribution, the Appointed Supervisors and other named executive officers of Suburban will receive the following numbers of Common Units: Mark A. Alexander - 1,026,010 (including the 784 Common Units to be retained by the General Partner), Michael J. Dunn, Jr. - 223,416, Robert M. Plante - 82,038 and Jeffrey S. Jolly - 92,641. Mr. Alexander will continue as the sole member of the


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General Partner. Under the Distribution Agreement, subject to certain exceptions, each of Messrs. Alexander and Dunn has agreed not to transfer any of the Common Units to be received by him in the Distribution for a period of two years, and all other General Partner Members have agreed not to transfer any of the Common Units to be received by them for a period of 90 days.

                  Following closing of the Exchange, Suburban will file with the Securities and Exchange Commission a shelf registration statement to register the resale by the General Partner Members of their Common Units. Such registration shall remain effective for two years following the closing. The General Partner Members will be entitled to indemnification from Suburban for certain securities law liabilities relating to the registration statement.

                  Copies of the Exchange Agreement and the Distribution Agreement are attached to this Current Report on Form 8-K as Exhibit 10.1 and
Exhibit 10.2, respectively, and are incorporated herein by reference.

PROPOSED AMENDMENT OF SUBURBAN'S PARTNERSHIP AGREEMENT

                  In order to effect the Exchange, the Board of Supervisors unanimously approved, upon the unanimous approval and recommendation of Suburban's Audit Committee, subject to the approval of the Unitholders by the same vote required to approve the Exchange, as described above, an amendment and restatement of the 1999 Partnership Agreement (the "Restated Partnership Agreement"). The Restated Partnership Agreement would also implement the following changes:

                  o The 1999 Partnership Agreement sets the number of members of the Board of Supervisors at five, two appointed by the General Partner and three elected by the Unitholders. The Restated Partnership Agreement would provide for a minimum of five and a maximum of eleven Supervisors, all of whom would be elected by the Unitholders.
                  o The Restated Partnership Agreement would provide for the adoption of a provision based on Section 203 of the Delaware General Corporation Law relating to transactions with interested Unitholders not approved in advance by the Board of Supervisors. If this provision is approved, the provision of the 1999 Partnership Agreement that currently disables a holder of more than 20% of the outstanding Common Units from voting any units in excess of 20% on the election of Supervisors will be eliminated.
                  o The Restated Partnership Agreement would require a supermajority vote for the amendment of the provision discussed in the bullet above, as well as the existing provision governing nomination of Supervisors by Unitholders.

                  The effectiveness of the Exchange is conditioned on approval of the amendments to the 1999 Partnership Agreement, other than the amendments set forth in the second and third bullets above.





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OTHER MATTERS

                  On July 27, 2006, the Board of Supervisors approved the following fees to be paid to the Audit Committee for meetings held in connection with the Exchange: $2,500 per meeting for the Chairman of the Audit Committee and $2,000 per meeting for each other member of the Audit Committee.

ADDITIONAL INFORMATION

                  In connection with the proposed transaction, Suburban will file a proxy statement with the Securities and Exchange Commission. UNITHOLDERS OF SUBURBAN ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT) REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Suburban's unitholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Suburban, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Suburban Propane Partners, L.P., 240 Route 10 West, P.O. Box 206, Whippany, NJ 07981-0206, Attention: Investor Relations, Telephone: (973) 887-5300.

PARTICIPANTS IN THE SOLICITATION

                  Suburban and its Supervisors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Suburban in connection with the proposed transaction. Information regarding the special interests of these supervisors and executive officers in the transaction will be included in the proxy statement referred to above. Additional information regarding the Supervisors and executive officers of Suburban is also included in Amendment No. 1 on Form 10-K/A to Suburban's Annual Report on Form 10-K for the fiscal year ended September 24, 2005, which amendment was filed with the SEC on January 20, 2006. These documents are available free of charge at the SEC's website (http://www.sec.gov) and from Investor Relations at Suburban at the address set forth above.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

                  The information set forth in Item 1.01 above is incorporated herein by reference. The Common Units to be issued in the Exchange will be issued in a private placement made pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

ITEM 7.01         REGULATION FD DISCLOSURE.

                  A copy of the press release announcing the Exchange is attached hereto as Exhibit 99.1.




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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         10.1 Exchange Agreement, dated as of July 27, 2006, between Suburban Propane Partners, L.P., Suburban Propane, L.P. and Suburban Energy Services Group LLC.

         10.2 Distribution, Release and Lockup Agreement, dated as of July 27, 2006, between Suburban Propane Partners, L.P., Suburban Propane, L.P., Suburban Energy Services Group LLC, Suburban Energy Membership LLC and certain holders of limited liability company interests in Suburban Energy Services Group LLC and Suburban Energy Membership LLC.

         99.1 Press Release of Suburban Propane Partners, L.P., dated July 28, 2006.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUBURBAN PROPANE PARTNERS, L.P.

                                        By: /s/ MICHAEL A. STIVALA
                                            ----------------------------------
                                        Name:  Michael A. Stivala
                                        Title: Controller and Chief Accounting
                                               Officer

Date: July 28, 2006














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                                  EXHIBIT INDEX

         No.      Description
         ---      -----------

         10.1 Exchange Agreement, dated as of July 27, 2006, between Suburban Propane Partners, L.P., Suburban Propane, L.P. and Suburban Energy Services Group LLC.

         10.2 Distribution, Release and Lockup Agreement, dated as of July 27, 2006, between Suburban Propane Partners, L.P., Suburban Propane, L.P., Suburban Energy Services Group LLC, Suburban Energy Membership LLC and certain holders of limited liability company interests in Suburban Energy Services Group LLC and Suburban Energy Membership LLC.

         99.1 Press Release of Suburban Propane Partners, L.P., dated July 28, 2006.





















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